Subsequent event	12 Months Ended
Dec. 31, 2025
Subsequent event
Subsequent event

23.Subsequent event

The Board has approved a cash dividend of US$0.03 per ADS or US$0.003 per ordinary share, for a total amount of approximately RMB74,629 (US$10,814), to shareholders of record as of the close of business on April 24, 2026. The payment date is expected to be on or around May 13, 2026 for holders of ordinary shares and on or around May 20, 2026 for holders of ADSs.